               AmeriCredit Automobile Receivables Trust 1997-C
                     Class A-1 5.660% Asset Backed Notes
                 Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.300% Asset Backed Notes
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    12/01/97
Monthly Period Ending:       12/31/97


I. MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                   Class A-1      Class A-2      Class A-3       TOTAL
                                                                   ---------      ---------      ---------       -----

   A.  Preliminary End of period Note Balance                     $44,814,079   $135,000,000   $107,000,000   $286,814,079
                                                                  --------------------------------------------------------
   B.  Deficiency Claim Amount                                              0              0              0              0

   C.  End of period Note Balance                                 $44,814,079   $135,000,000   $107,000,000   $286,814,079
                                                                  --------------------------------------------------------
                                                                  --------------------------------------------------------

   D.  Note Pool Factors                                            53.992866%    100.000000%    100.000000%     88.250486%
                                                                  --------------------------------------------------------
                                                                  --------------------------------------------------------


II. RECONCILIATION OF SPREAD ACCOUNT:

   A.  Preliminary End of period Spread Account balance                                                        $23,840,133
                                                                                                               -----------
   B.  Priority First - Deficiency Claim Amount from
        preliminary certificate                                                                                          0
                                                                                                               -----------

   C.  End of period Spread Account balance                                                                    $23,840,133
                                                                                                               -----------

III. PERFORMANCE TESTS:

   A.  Delinquency Ratio
       (1)  Receivables with Scheduled Payment
             delinquent more than 60 days
             at end of period                                                                    $8,149,863
                                                                                                -----------
       (2)  Purchased Receivables with Scheduled
             Payment delinquent more than 60
             days at end of period
                                                                                                -----------
       (3)  Beginning of period Principal Balance                                               305,492,638
                                                                                                -----------
       (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                  2.67%
                                                                                                               -----------
       (5)  Previous Monthly Period Delinquency Ratio                                                                 2.25%
                                                                                                               -----------
       (6)  Second previous Monthly Period Delinquency Ratio                                                          1.51%
                                                                                                               -----------
       (7)  Average Delinquency Ratio (4)+(5)+(6)
             divided by 3                                                                                             2.14%
                                                                                                               -----------
       (8)  Compliance (Delinquency Test Failure is a
             Delinquency Ratio equal to or greater than 5.00%)                                                         yes
                                                                                                               -----------

   B.  Cumulative Default Rate
       (1)  Defaulted Receivables in Current Period                                              $3,764,513
                                                                                                -----------
       (2)  Cumulative Defaulted Receivables Including
             Defaulted Receivables in Current Period                                             12,277,268
                                                                                                -----------
       (3)  Original Pool Balance                                                               325,000,000
                                                                                                -----------
       (4)  Cumulative Default Rate (2) divided by (3)                                                                3.78%
                                                                                                               -----------
       (5)  Compliance (Default Test Failure is a Cumulative
             Default Rate equal to or greater than 8.74%.)                                                             yes
                                                                                                               -----------


   C.  Cumulative Net Loss Rate
       (1)  Receivables becoming Liquidated Receivables during period                            $2,065,419
                                                                                                -----------
       (2)  Purchased Receivables with Scheduled
             Payment delinquent more than 30 days at end of period
                                                                                                -----------
       (3)  Cram Down Losses occurring during period
                                                                                                -----------
       (4)  Liquidation Proceeds collected during period                                           (577,650)
                                                                                                -----------
       (5)  Net Losses during period (1)+(2)+(3)-(4)                                              1,487,769
                                                                                                -----------
       (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                           2,502,715
                                                                                                -----------
       (7)  50% of Receivables with Scheduled Payment delinquent
             more than 90 days at end of period                                                   2,747,113
                                                                                                -----------
       (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
             as of the Closing Date                                                             325,000,000
                                                                                                -----------
       (9)  Cumulative Net Loss Rate (5)+(6)+(7)
             divided by (8)                                                                                           2.07%
                                                                                                               -----------
      (10)  Compliance (Net Loss Test Failure is a
             Net Loss Rate equal to or greater than 5.00%.)                                                            yes
                                                                                                               -----------


   D.  Extension Rate
       (1)  Principal Balance of Receivables extended during current period                       1,860,575
                                                                                                -----------
       (2)  Beginning of Period Aggregate Principal Balance                                     305,492,638
                                                                                                -----------
       (3)  Extension Rate (1) divided by (2)                                                                         0.61%
                                                                                                               -----------
       (4)  Previous Monthly Extension Rate                                                                           0.18%
                                                                                                               -----------
       (5)  Second previous Monthly Extension Rate                                                                    0.08%
                                                                                                               -----------
       (6)  Average Extension Rate (3)+(4)+(5)
             divided by 3                                                                                             0.29%
                                                                                                               -----------
       (7)  Compliance (Extension Test Failure is an
             Extension Rate equal to or greater than 4%.)                                                              yes
                                                                                                               -----------

IV. DELINQUENCY:

   A.  Receivables with Scheduled Payment delinquent
       (1)  31-60 days                                                         #           2056      $24,270,267      7.94%
                                                                               --------------------------------------------
       (2)  61-90 days                                                                      504        5,945,620      1.95%
                                                                               --------------------------------------------
       (3)  over 90 days                                                                    196        2,204,243      0.72%
                                                                               --------------------------------------------

       Receivables with Scheduled Payment delinquent
        more than 30 days at end of period                                                 2756      $32,420,130     10.61%
                                                                               --------------------------------------------
                                                                               --------------------------------------------


By:
           -----------------------------------------
Name:      Daniel E. Berce
           ---------------
Title:     Vice Chairman & Chief Financial Officer
           ---------------------------------------
Date:      January 6, 1998
           ---------------

                 AmeriCredit Automobile Receivables Trust 1997-C
                      Class A-1 5.660% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.300% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     12/01/97
Monthly Period Ending:        12/31/97

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Aggregate Principal Balance                                                             $305,492,638
                                                                                                                      ------------
      B.  Purchase of Subsequent Receivables                                                                                     0
                                                                                                                      ------------

      C.  Monthly Principal Amounts

          (1)   Collections on Receivables outstanding
                  at end of period                                                                        8,502,955
                                                                                                         ----------
          (2)   Collections on Receivables paid off
                  during period                                                                           1,723,468
                                                                                                         ----------
          (3)   Receivables becoming Liquidated Receivables
                  during period                                                                           2,065,419
                                                                                                         ----------
          (4)   Receivables becoming Purchased Receivables
                  during period
                                                                                                         ----------
          (5)   Cram Down Losses occurring during period
                                                                                                         ----------
          (6)   Other Receivables adjustments                                                               (88,261)
                                                                                                         ----------
          (7)   Less amounts allocable to Interest                                                       (4,712,609)
                                                                                                         ----------
          Total Monthly Principal Amounts                                                                                7,490,972
                                                                                                                      ------------
      D.  End of period Aggregate Principal Balance                                                                   $298,001,666
                                                                                                                      ------------
                                                                                                                      ------------
      E.  Pool Factor                                                                                                   91.692820%
                                                                                                                      ------------
                                                                                                                      ------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                           CLASS A-1     CLASS A-2       CLASS A-3       TOTAL
                                                                           ---------     ---------       ---------       -----
      A.  Beginning of period Note Balance                                $54,178,099   $135,000,000   $107,000,000   $296,178,099
                                                                          --------------------------------------------------------
      B.  Noteholders' Principal Distributable Amount                       7,490,972              0              0      7,490,972
      C.  Noteholders' Accelerated Principal Amount                         1,156,992              0              0      1,156,992
      D.  Accelerated Payment Amount Shortfall                                716,056              0              0        716,056
      E.  Note Prepayment Amount                                                    0              0              0              0
      F.  Deficiency Claim Amount                                                   0              0              0              0
                                                                          --------------------------------------------------------
      G.  End of period Note Balance                                      $44,814,079   $135,000,000   $107,000,000   $286,814,079
                                                                          --------------------------------------------------------
                                                                          --------------------------------------------------------
      H.  Note Pool Factors                                                53.992866%    100.000000%    100.000000%     88.250486%
                                                                          --------------------------------------------------------
                                                                          --------------------------------------------------------

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                                       $0
                                                                                                                      ------------
      B.  Purchase of Subsequent Receivables                                                                      0
                                                                                                         ----------
      C.  Investment Earnings                                                                                     0
                                                                                                         ----------
      D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         ----------
      E.  Payment of Mandatory Prepayment Amount
                                                                                                         ----------              0
                                                                                                                      ------------
      F.  End of period Pre-Funding Account balance                                                                             $0
                                                                                                                      ------------
                                                                                                                      ------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                               $7,490,972
                                                                                                                      ------------
      B.  Required Pro-forma Security Balance                                                           268,201,499
                                                                                                       ------------
      C.  Pro-forma Security Balance (Assuming 100% Paydown of
            Total Monthly Principal Amounts)                                                            288,687,127
                                                                                                       ------------
      D.  Step-down Amount  (B. - C.)                                                                                            0
                                                                                                                      ------------
      E.  Principal Distributable Amount  (A.- D.)                                                                      $7,490,972
                                                                                                                      ------------
                                                                                                                      ------------

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest Account balance                                                              $0
                                                                                                                      ------------
      B.  Monthly Capitalized Interest Amount                                                                     0
                                                                                                       ------------
      C.  Investment Earnings                                                                                     0
                                                                                                       ------------
      D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                       ------------
      E.  Payment of Overfunded Capitalized Interest Amount                                                       0
                                                                                                       ------------
      F.  Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                       ------------
                                                                                                                                 0
                                                                                                                      ------------
      G.  End of period Capitalized Interest Account balance                                                                    $0
                                                                                                                      ------------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)    Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                       $ 10,226,423
                                                                                                       ------------
          (2)    Liquidation Proceeds collected
                   during period                                                                            577,650
                                                                                                       ------------
          (3)    Purchase Amounts deposited in Collection
                   Account
                                                                                                       ------------
          (4)(a)    Investment Earnings - Collection Account                                                 24,019
                                                                                                       ------------
             (b)    Investment Earnings - Transfer From Prefunding Account                                        0
                                                                                                       ------------
             (c)    Investment Earnings - Transfer From Capitalized Interest Account                              0
                                                                                                       ------------
          (5)    Collection of Supplemental Servicing Fees
             (a)    Extension Fees                                                                              808
                                                                                                       ------------
             (b)    Repo and Recovery Fees Advanced                                                          65,160
                                                                                                       ------------
             (c)    Other Fees                                                                               33,459
                                                                                                       ------------
          (6)    Monthly Capitalized Interest Amount                                                              0
                                                                                                       ------------
          (7)    Mandatory Prepayment Amount
                                                                                                       ------------
          Total Available Funds                                                                                         10,927,519
                                                                                                                      ------------
      B.  Distributions:

          (1)      Base Servicing Fee and Supplemental Servicing Fees
             (a)   Base Servicing Fee                                                                       569,617
                                                                                                       ------------
             (b)   Repo and Recovery Fees                                                                    65,160
                                                                                                       ------------
             (c)   Other Fees                                                                                33,459
                                                                                                       ------------
          (2)    Agent fees                                                                                   4,682
                                                                                                       ------------
          (3)    Noteholders' Interest Distributable Amount
             (a)   Class A - 1                                                                              264,058
                                                                                                       ------------
             (b)   Class A - 2                                                                              709,125
                                                                                                       ------------
             (c)   Class A - 3                                                                              561,750
                                                                                                       ------------

          (4)    Noteholders' Principal Distributable Amount
                   (a)   Class A - 1                                                                      7,490,972
                                                                                                       ------------
                   (b)   Class A - 2                                                                              0
                                                                                                       ------------
                   (c)   Class A - 3                                                                              0
                                                                                                       ------------
          (5)    Security Insurer Premiums                                                                   71,704
                                                                                                       ------------

          Total distributions                                                                                            9,770,527
                                                                                                                      ------------
      C.  Excess Available Funds (or Deficiency Claim Amount)                                                            1,156,992
                                                                                                                      ------------
      D.  Noteholders' Accelerated Principal Amount                                                                     (1,156,992)
                                                                                                                      ------------
      E.  Deposit to Spread Account                                                                                             $0
                                                                                                                      ------------
                                                                                                                      ------------

                                       2


VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds (VI.C.)                                                               $  1,156,992
                                                                                                       ------------
      B.  Pro Forma Security Balance (II.A.-II.B.)                                                      288,687,127
                                                                                                       ------------
      C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      268,201,499
                                                                                                       ------------
      D.  Excess of Pro Forma Balance over Required Balance (B. - C.)                                    20,485,628
                                                                                                       ------------
      E.  End of Period  Class A-1 Note Balance (before accel. payments)                                 46,687,127
                                                                                                       ------------
      F.  Greater of D. or E.                                                                            46,687,127
                                                                                                       ------------
      G.  Accelerated Principal Amount (lesser of  A. or F.)                                                          $  1,156,992
                                                                                                                      ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                                   $288,687,127
                                                                                                       ------------
      B.  Required Pro Forma Security Balance                                                           268,201,499
                                                                                                       ------------
      C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                                    20,485,628
                                                                                                       ------------
      D.  End of Period  Class A-1 Note Balance (before accel. payments)                                 46,687,127
                                                                                                       ------------
      E.  Greater of C. or D.                                                                            46,687,127
                                                                                                       ------------
      F.  Excess Available Funds (VI.C.)                                                                  1,156,992
                                                                                                       ------------
      G.  Investment Earnings on Collection Account                                                          24,019
                                                                                                       ------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $ 45,554,154
                                                                                                                      ------------
IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                                  $ 24,439,411
                                                                                                                      ------------
      B.  Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                                         0
                                                                                                       ------------
          (2)  Investment Earnings                                                                          116,778
                                                                                                       ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                               0
                                                                                                       ------------
          Total Additions                                                                                                  116,778
                                                                                                                      ------------
      C.  Less Deficiency Claim Amount
                                                                                                                      ------------
      D.  Spread Account balance available for withdrawals                                                              24,556,189
                                                                                                                      ------------
      E.  Requisite Amount of Spread Account
           (1)   Initial Spread Account Deposit                                                        $ 24,000,000
                                                                                                       ------------
           (2)   Subsequent Spread Account Deposits                                                       2,000,000
                                                                                                       ------------
           (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)                              26,000,000
                                                                                                       ------------
           (4)   8% of end of period Aggregate Principal Balance                                         23,840,133
                                                                                                       ------------
           (5)   $100,000                                                                                   100,000
                                                                                                       ------------
           (6)   2% of Original Pool Balance (total deliveries)                                           6,500,000
                                                                                                       ------------
           (7)   End of period Note Balance (before accel. principal shortfall calc)                    287,530,135
                                                                                                       ------------
           (8)   Lesser of (6) or (7)                                                                     6,500,000
                                                                                                       ------------
           (9)   Greater of (5) or (8)                                                                    6,500,000
                                                                                                       ------------
          (10)   Aggregate Principal Balance                                                            298,001,666
                                                                                                       ------------
          (11)   End of period Note Balance (before accel. principal shortfall calc)                    287,530,135
                                                                                                       ------------
          (12)   Line (10) less line (11)                                                                10,471,531
                                                                                                       ------------
          (13)   OC level (12) / (10), Maximum 10%                                                            3.51%
                                                                                                       ------------
          (14)   13% less OC level, if OC level is greater than 5%                                              n/a
                                                                                                       ------------
          (15)   Percent in (13) or (14)) x End of period Aggregate Principal Balance                           n/a
                                                                                                       ------------
          (16)   15% of end of period Aggregate Principal Balance if Trigger Date                               n/a
                                                                                                       ------------
          Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)                         23,840,133
                                                                                                                      ------------
      F.  Withdrawals from Spread Account
          (1)    Priority Second through Third
                                                                                                       ------------
          (2)    Priority Fourth - Accelerated Payment Amount Shortfall                   45,554,154
                                                                                        ------------
                   Accelerated Payment Amount Shortfall in Excess of Requisite Amount                       716,056
                                                                                                       ------------
          (3)    Priority Fifth through Sixth
                                                                                                       ------------
          (4)    Priority Seventh - to Servicer
                                                                                                       ------------
          Total withdrawals                                                                                                716,056
                                                                                                                      ------------
      G.  End of period Spread Account balance                                                                        $ 23,840,133
                                                                                                                      ------------


                                       3


X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                                         25,819
                                                                                                                      ------------
      B.  Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                      ------------
      C.  Number of Receivables becoming Liquidated
            Receivables during period                                                                                          214
                                                                                                                      ------------
      D.  Number of Receivables becoming Purchased
            Receivables during period
                                                                                                                      ------------
      E.  Number of Receivables paid off during period                                                                         185
                                                                                                                      ------------
      F.  End of period number of Receivables                                                                               25,420
                                                                                                                      ------------
                                                                                                                      ------------
XI.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                                           19.81%
                                                                                                                      ------------
      B.  Weighted Average Remaining Term of the Receivables                                                                 50.30
                                                                                                                      ------------
      C.  Average Receivable Balance                                                                                       $11,723
                                                                                                                      ------------
      D.  Aggregate Realized Losses                                                                                   $  3,990,484
                                                                                                                      ------------


By:
   -------------------------------------------
Name:  DANIEL E. BERCE
Title: Vice Chairman & Chief Financial Officer
Date:  January 2, 1998


                                       4